                                                                    Exhibit 99.2



                                 CBS CORPORATION
                              EARNINGS INFORMATION
                                  THIRD QUARTER
                                   (unaudited)



 (in millions except per share data)                                   Three Months Ended                    Nine Months Ended
                                                                             Sept 30                              Sept 30
                                                                ------------------------------       ------------------------------

                                                                   1998             1997 *              1998              1997 *
                                                                ------------------------------       ------------------------------

Revenues                                                             $1,581            $1,285             $5,014            $3,894

Operating expenses                                                   (1,284)           (1,038)            (4,112)           (3,316)
Depreciation and amortization                                          (154)             (107)              (420)             (317)
Residual costs of discontinued businesses                               (41)              (35)              (117)             (106)

                                                                ------------      ------------       ------------       -----------
Operating costs and expenses                                         (1,479)           (1,180)            (4,649)           (3,739)
                                                                ------------      ------------       ------------       -----------

Operating profit                                                        102               105                365               155

Other income and expenses, net                                           12                 2                 29                59

Interest expense                                                       (112)             (102)              (272)             (305)
                                                                ------------      ------------       ------------       -----------

Income (loss) from Continuing Operations before
  income taxes and minority interest                                      2                 5                122               (91)

Income tax (expense) benefit                                            (39)              (25)              (134)              (32)

Minority interest                                                        (1)                1                 (3)                2
                                                                ------------      ------------       ------------       -----------

Income (loss) from Continuing Operations                                (38)              (19)               (15)             (121)
                                                                ------------      ------------       ------------       -----------

Income (loss) from Discontinued Operations, net of income taxes           -              (143)                 -              (191)
                                                                ------------      ------------       ------------       -----------

Extraordinary item:
     Loss on early extinguishment of debt                                (5)                -                 (5)                -
                                                                ------------      ------------       ------------       -----------

Net Income (loss)                                                      ($43)            ($162)              ($20)            ($312)
                                                                ============      ============       ============       ===========




Dividend requirements for Series C preferred stock                        -                 -                  -                23

Net income (loss) applicable to common stock                           ($43)            ($162)              ($20)            ($335)
                                                                ============      ============       ============       ===========

Average shares outstanding - basic                                      697               630                698               608
Average shares outstanding - diluted                                    697               630                698               608

Basic and diluted earnings (loss) per common share:
   Continuing Operations                                             ($0.05)           ($0.03)            ($0.02)           ($0.24)
   Discontinued Operations                                            $0.00            ($0.23)             $0.00            ($0.31)
   Extraordinary item                                                ($0.01)            $0.00             ($0.01)            $0.00
                                                                ------------      ------------       ------------       -----------

   Basic and diluted earnings (loss) per common share                ($0.06)           ($0.26)            ($0.03)           ($0.55)
                                                                ============      ============       ============       ===========


* Certain previously reported amounts have been reclassified to conform to the 1998 presentation.